UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2009

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders

Dear Shareholders:

Fund Performance

For the year ended December 31st 2009, the UTC North American Fund generated a return of 17.23%, compared to the S&P 500 Index and the Fund’s “Blended Index”, which returned 26.46% and 19.88% respectively. The Blended Index consists of a 70/30% weighting between the S&P 500 index and the Barclays Capital Government/ Credit Bond index. The Fund started the year with a defensive position, given the uncertainty in the economic environment and financial markets that extended from 2008. As economic conditions improved throughout the year, the portfolio was re-balanced away from its large cash holdings into the equity and fixed income markets. The Fund’s equity and fixed income components as a percentage of portfolio size ended the year at 65% and 33% respectively. The Fund’s equity positions in Materials, Industrials, Energy and Information Technology were the primary driver of returns, whereas the fixed income component benefited from the underexposure to US treasuries and greater exposure to lower investment grade credit. Given that equities outperformed bonds throughout the year, the main factor that hindered the Fund’s performance relative to the Blended Index was its underweight and overweight positions in equities and bonds respectively. Moreover, given the high levels of volatility in the equity markets, the fixed income component of the Fund played a significant role in stabilizing the portfolio against the erratic equity market movements

Economic Overview

United States

In the U.S. the GDP expanded in the last two quarters of 2009. The recovery was primarily driven by massive fiscal and monetary stimulus, which contributed to the stabilization of consumer spending, housing and financial markets.

The Conference Board Leading Economic Index, which is considered as a forecast of economic activity, increased 5.24% over the last six months of the year. There were also signs that the housing market began to improve as commercial real estate prices, increased by 1 percent in November 2009, after falling for 13 consecutive months. Price levels are however still significantly below the peak experienced in 2007.

Canada

The Canadian economy, which has close economic and financial ties with the U.S., was also in recession territory in 2009. The commodity-based economy however showed improvement over the year as it benefited from the increasing commodity prices. GDP expanded by 0.2% (annualized) in October 2009, its second consecutive advance.

Financial Market Review

United States

The U.S. equity and fixed income markets continued to be extremely volatile in 2009 as concerns about a ‘double-dip’ recession, so called ‘green shoots in the economy’, rising unemployment, weak housing market and tighter lending conditions created mixed feelings amongst investors. Nevertheless, in the latter half of the year, investor confidence and economic activity improved and consequently led to increasingly bullish sentiment.

Although, the U.S. equity markets ended the year 2009 with a positive performance, investors remained on edge as demonstrated by the high level of volatility. One of the main drivers behind the rally in equities was the release of relatively strong third quarter company earnings, with most companies beating analysts’ forecasts. This was mostly due to cost cutting measures from companies, given the fact that top line growth was weak relative to the bottom line.

The top performing equity sectors for 2009 were Information Technology, Materials, Energy, Telecommunications and Consumer Discretionary.  The Fund benefitted from its overweight position in the Materials, Industrials and Energy sectors.

Canada

The Canadian equity markets also performed well for 2009, as demonstrated by double digit returns for the S&P/TSX Composite Index. Canadian financials continue to show superiority relative to its U.S. counterparts, posting higher returns for the year in review. The top performing sectors were Information Technology, Financials and Energy.

Outlook

Leading indicators suggest that economic activity is on the upswing, as the worldwide coordinated efforts have precluded another great recession. Furthermore, it is expected that economic growth will vary considerably across regions and countries. For instance, key emerging economies are expected to lead the global recovery with developed nations following.

The developed nations may continue to face multiple challenges, such as further credit write downs at financial institutions, sluggish credit growth and stricter regulatory constraints.

United States

In spite of improving economic conditions, downside risks still exist. A key risk is the premature exit of governments’ supportive fiscal and monetary policies. Policy makers are faced with the challenge of managing deteriorating fiscal deficits while simultaneously promoting sustainable growth. The Fed continues to reiterate that it will keep interest rates low for an “extended period” unless otherwise warranted. The general consensus among economists is that the U.S. economy should return to modest growth in 2010.

Canada

It is anticipated that private consumption in Canada will grow in 2010 as labor markets stabilize and consumer confidence improves. The Canadian economy is projected to return to positive growth for 2010 and as a result government fiscal stimulus is likely to fade in 2011.

The financial markets are expected to be characterised by considerable volatility in 2010. The Fund Managers would however seek to capitalize on this volatility by acquiring high quality securities for the Fund that become undervalued on market dips.

Ms. Amoy Van Lowe
President

UTC North American Fund Inc. (the "Fund") is distributed in the U.S. by UTC Financial Service USA, Inc. (the "Broker-Dealer"), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker-Dealer.

UTC North American Fund, Inc.
Investment Results
December 31, 2009
(Unaudited)

$25,000
$20,000
$15,000
$10,000
$5,000
$0
$18,497
(Barclays Government/Credit Bond Index)
$11,757
(UTC North American Fund Blended Index)
$9,090
(S&P 500 Index)
$8,056
(UTC North American Fund)
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
UTC North American Fund
S&P 500
UTC North American Fund Blended Index
Barclays Capital Government/Credit Bond Index

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/31/99. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

UTC North American Fund, Inc.
Investment Results (continued)
For the Year Ended December 31, 2009
(Unaudited)

	Annualized
	One Year Ended	Five Years Ended	Ten Years Ended
	December 31, 2009	December 31, 2009	December 31, 2009
UTC North American Fund	17.23%	-1.48%	-2.13%
S&P 500 Index	26.46%	0.42%	-0.95%
UTC North American Fund Blended Index	19.88%	1.71%	1.24%
Barclays Capital Government./Credit Bond Index	4.52%	4.71%	6.34%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

BARCLAYS CAPITAL GOVERNMENT/CREDIT BOND INDEX - The Barclays Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the US Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 index and the Barclays Capital Government/Credit Bond index.

UTC North American Fund, Inc.
Additional Information on Fund Expenses
Ended December 31, 2009
(Unaudited)

For the Six Months Ended December 31, 2009

As a shareholder of the mutual fund, you incur two types of costs: (1) transaction costs, no sales load for this fund; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/09 – 12/31/09).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load,  you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase.  To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary.  These expenses are not included in the example below.  The example below includes management fees, registration fees and other expenses.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principals.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2009

	Beginning Value 07/01/09	Ending Value 12/31/09	Expenses Paid During the Period 07/01/09 - 12/31/09*
Actual	$1,000.00	$1,135.00	$16.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.21	$15.77

*Expenses are equal to the Fund’s annualized expense ratio of 3.09% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
SE

UTC North American Fund, Inc.

Asset Breakdown
December 31, 2009
(as a % of investments)

Foreign Governent Note/Bond 2.2%
Mortgage Backed Securities 1.9%
Asset Backed Securities 1.8%
Short Term Securities 2.5%
U.S. Government Agency Issues 4.7%
Exchange Traded Funds 9.1%
Corporate Bonds 22.0%
Common Stocks 55.8%

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2009

Numbers of		Market	Numbers of		Market
Shares		Value	Shares		Value
	COMMON STOCKS - 56.3%			Household Products - 2.2%
	Aerospace & Defense - 1.0%		12,493	Procter & Gamble Co.	$757,451
5,300	General Dynamics Corp.	$361,301
				Insurance - 3.0%
	Capital Goods - 2.0%		5,200	Aflac, Inc.	240,500
46,021	General Electric Co.	696,298	16,993	Great-West Lifeco Inc. (b)	436,747
			4,900	Loews Corp.	178,115
	Consumer Discretionary - 4.2%		10,200	The Progressive Corp.	183,498
8,700	Darden Restaurants, Inc.	305,109			1,038,860
4,700	Target Corp.	227,339		Integrated Oil & Gas - 3.4%
7,200	The TJX Companies, Inc.	263,160	3,900	Apache Corp.	402,363
9,400	The Walt Disney Co.	303,150	4,700	Devon Energy Corp.	345,450
10,100	Yum! Brands, Inc.	353,197	5,400	Occidental Petroleum Corp.	439,290
		1,451,955			1,187,103
	Data Processing - 1.7%			Internet Software & Services - 2.0%
13,863	Automatic Data Processing, Inc.	593,614	1,713	Baidu, Inc. - ADR (a)(b)	704,437

	Electric Utilities - 0.6%			Machinery - 2.7%
11,500	Duke Energy Corp.	197,915	16,453	Caterpillar Inc.	937,656

	Electronic Equipment, Instruments & Components - 0.7%			Marine - 2.5%
7,500	Agilent Technologies, Inc. (a)	233,025	59,072	Diana Shipping Inc. (a)(b)	855,363

	Energy Equipment & Services - 1.3%			Metals & Mining - 5.4%
3,500	Schlumberger Ltd (b)	227,815	8,166	POSCO - ADR (b)	1,070,563
2,500	Transocean Ltd. (a)(b)	207,000	68,714	Yamana Gold Inc. (b)	781,965
		434,815			1,852,528
	Financial Services - 5.8%			Oil, Gas & Consumable Fuels - 2.7%
10,799	Bank of America Corp.	162,633	19,435	Petroleo Brasileiro S.A. - Petrobras - ADR (b)	926,661
17,960	Bank of Montreal (b)	959,091
9,800	Citigroup, Inc.	32,438		Semiconductor - 1.1%
2,500	The Goldman Sachs Group, Inc.	422,100	19,300	Intel Corp.	393,720
8,100	JPMorgan Chase & Co.	337,527
3,508	Morgan Stanley	103,837		Software - 1.2%
		2,017,626	5,100	Autodesk, Inc. (a)	129,591
	Food & Staples Retailing - 2.0%		9,400	Intuit (a)	288,674
15,570	Shoppers Drug Mart Corp. (b)	676,037			418,265
				Technology - 2.2%
	Health Care - 3.0%		17,400	Corning Inc.	335,994
5,200	Beckman Coulter, Inc.	340,288	3,300	International Business Machines Corp. (IBM)	431,970
17,800	Boston Scientific Corp. (a)	160,200			767,964
6,300	Pfizer Inc.	114,597		Telecommunications - 1.1%
6,300	UnitedHealth Group, Inc.	192,024	8,500	American Tower Corp. - Class A (a)	367,285
3,700	WellPoint Inc. (a)	215,673
		1,022,782		Tobacco - 1.0%
			18,500	Altria Group, Inc.	363,155

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
December 31, 2009

Numbers of		Market	Principal
Shares		Value	Amount		Value
	Transportation - 0.9%			Electric Utilities - 0.3%
4,900	Union Pacific Corp.	$313,110		Commonwealth Edison Co.
			$100,000	5.900%, 03/15/2036	$99,778
	Wireless Telecommunication Services - 2.6%
6,800	China Mobile Ltd. - ADR (b)	315,724		Insurance - 0.9%
18,994	Rogers Communications, Inc. - Class B (Acquired various dates, Cost $510,402) (b) (c)	593,693		Sagicor Finance Ltd.
		909,417	300,000	7.500%, 05/12/2016 (Acquired 04/22/2009, Cost $306,384) (b)(c)	322,995

	TOTAL COMMON STOCKS (Cost $16,937,407)	19,478,343		Metals – 4.2%
				Usiminas Commercial Ltd
	EXCHANGE TRADED FUNDS - 9.1%		750,000	7.250%, 01/18/2018 (Acquired various dates, Cost $971,317) (b)(c)	798,750
	Investment Companies - 9.1%			Barrick Gold Corp.
102,315	iShares CDN S&P/TSX 60 Index Fund (b)	1,699,299	578,000	6.950%, 04/01/2019 (b)	651,925
27,816	iShares MSCI Emerging Markets Index	1,154,364			1,450,675
10,038	Market Vectors Russia ETF	312,985
	TOTAL EXCHANGE TRADED FUNDS (Cost $2,772,629)	3,166,648
				Oil, Gas & Consumable Fuels - 5.9%
Principal				Husky Energy, Inc.
Amount			750,000	7.250%, 12/15/2019 (b)	868,277
	ASSET BACKED SECURITIES - 1.8%			Petroldrill Four Ltd.
	Connecticut RRB Special Purpose Trust CL&P		108,354	4.620%, 04/15/2016 (e)	112,703
$77,574	Series 2001-1, Class A5, 6.210%, 12/30/2011	80,030		Rowan Companies
	Continental Airlines Inc. Pass Thru Certificates		63,000	5.880%, 03/15/2012 (e)	65,820
64,257	Series 2000-2, 7.707%, 04/02/2021 (Acquired 07/19/2005, Cost $64,330) (c)(e)	62,008		Talisman Energy, Inc.
	CPL Transition Funding LLC		840,000	7.750%, 06/01/2019 (b)	988,202
100,000	Series 2002-1, Class A5, 6.250%, 01/15/2017	112,812			2,035,002
	FedEx Corp.			Rail Transportation - 2.4%
82,058	1993-A, 8.760%, 05/22/2015 (e)	93,274		Canadian Pacific Railway Co.
	Massachusetts RRB Special Purpose		720,000	7.250%, 05/15/2019 (b)	819,735
181,890	Series 2001-1, Class A, 6.530%, 06/01/2015	198,072
	Union Pacific Corp.			Securities and Commodity Contracts Intermediation and Brokerage - 2.0%
89,699	2003-1, 4.698%, 01/02/2024 (e)	85,141		The Goldman Sachs Group, Inc.
	TOTAL ASSET BACKED SECURITIES (Cost $611,920)	631,337	588,000	7.500%, 02/15/2019	686,655

	CORPORATE BONDS - 22.2%			Telecommunication Services - 2.2%
	Consumer Finance - 1.0%			Brasil Telecom S/A
	American Express Co.		740,000	9.380%, 08/18/2015 (b)	777,000
300,000	7.250%, 05/20/2014	338,832
				Tobacco - 0.9%
	Diversified Financial Services - 0.6%			Altria Group, Inc.
	National Rural Utility Coop		260,000	8.500%, 11/10/2013	300,714
200,000	5.450%, 02/01/2018	209,041

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
December 31, 2009

Principal			Principal
Amount		Value	Amount		Value
	Transportation - 0.6%			U.S. GOVERNMENT AGENCY ISSUES - 3.5%
	The Burlington Northern and Santa Fe Railway Co.			AID – ISRAEL: (b)
$95,138	5.943%, 01/15/2022	$103,898	$200,000	5.500%, 09/18/2023	$213,548
	Norfolk Southern Corp.		200,000	5.500%, 12/04/2023	213,702
100,000	5.257%, 09/17/2014	107,234			427,250
		211,132
	Utilities - 1.2%			Federal National Mortgage Association (FNMA):
	Petroleum Co. Trinidad & Tobago Ltd.		200,000	5.000%, 02/13/2017	217,426
390,000	9.750%, 08/14/2019 (b)	438,262	59,311	5.500%, 04/01/2036	62,311
	TOTAL CORPORATE BONDS (Cost $7,180,223)	7,689,821	57,017	6.000%, 05/01/2036	60,571
					340,308
	FOREIGN GOVERNMENT NOTE/BONDS - 2.2%
	Government of Barbados			Small Business Administration (SBA) Participation Certificates:
750,000	6.750%, 08/06/2014 (b)(e)(f)	735,299	64,163	4.230%, 05/01/2014	66,263
	TOTAL FOREIGN GOVERNMENT NOTE/BONDS (Cost $747,787)	735,299	142,545	5.310%, 08/01/2022	150,519
			227,796	5.180%, 05/01/2024	239,061
	MORTGAGE BACKED SECURITIES - 1.9%				455,843
	Government National Mortgage Association (GNMA) Real Estate Mortgage Investment Conduit Pass-Thru Certificates:			TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $1,175,701)	1,223,401
32,422	Series 2004-78, Class A, 3.590%, 11/16/2017	32,613		U.S. GOVERNMENT NOTE/BONDS - 1.2%
41,611	Series 2005-2, Class B, 4.116%, 03/16/2019	42,073		United States Treasury Notes - 1.2%
64,843	Series 2003-48, Class AB, 2.866%, 02/16/2020	65,644	400,000	3.875%, 05/15/2018	406,282
24,155	Series 2004-25, Class AC, 3.377%, 01/16/2023	24,235		TOTAL U.S. GOVERNMENT NOTE/BONDS (Cost $407,576)	406,282
13,498	Series 2005-87, Class A, 4.449%, 03/16/2025	13,780
26,025	Series 2006-8, Class a, 3.942%, 08/16/2025	26,482
42,797	Series 2005-14, Class A, 4.130%, 02/16/2027	43,484
197,805	Series 2006-67, Class A, 3.947%, 11/16/2030	203,581
		451,892
	GS Mortgage Securities Corp. II
250,000	Series 2007-GG10, Class A4, 5.805%, 08/10/2045 (d)(e)	215,290
	TOTAL MORTGAGE BACKED SECURITIES (Cost $613,702)	667,182

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
December 31, 2009

Principal
Amount		Value
	SHORT TERM INVESTMENTS - 2.5%
	US Treasury Bills - 2.5%
	United States Treasury Bills
$495,000	0.07%, 05/20/2010	$494,747
371,000	0.16%, 06/03/2010	370,750
8,000	0.11%, 07/01/2010	7,993
	TOTAL SHORT TERM INVESTMENTS (Cost $873,734)	873,490

	Total Investments (Cost $31,320,679) - 100.7%	34,871,803
	Liabilities in Excess of Other Assets - (0.7)%	(254,096)
	TOTAL NET ASSETS - 100.0%	$34,617,707

ADR - American Depositary Receipt.
(a) - Non-income producing security.
(b) - Foreign Issued Security.
(c) - Restricted security. The total value of restricted securities is $1,777,446 (5.13% of net assets) at December 31, 2009.
(d) - Variable Rate.
(e) - Illiquid.
(f) - Fair Valued Security. The total value of fair valued security is $735,299 (2.2% of net assets) at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS
Investments, at value (cost $31,320,679)	$34,871,803
Interest receivable	161,621
Dividends receivable	46,354
Cash	19,833
Other assets	11,799
TOTAL ASSETS	35,111,410

LIABILITIES
Payable for investments purchased	260,683
Accrued audit fees	46,768
Accrued distribution fees	42,737
Accrued board meeting fees	30,325
Payable to affiliates	25,889
Accrued service fees	21,619
Accrued legal fees	21,330
Payable to Advisor	13,712
Payable for capital shares redeemed	852
Other accrued expenses	29,788
TOTAL LIABILITIES	493,703

NET ASSETS	$34,617,707

Net assets consist of:
Capital stock ($0.01 par value) and paid in capital	33,507,759
Accumulated net investment loss	(19,860)
Accumulated net realized loss on investments	(2,421,316)
Net unrealized appreciation on investments	3,551,124
NET ASSETS	$34,617,707

Shares outstanding (8,000,000 shares authorized)	3,583,571

Net asset value, redemption price and offering price per share	$9.66

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2009

INVESTMENT INCOME
Interest income	$580,648
Dividend income (Net of foreign withholding tax of $11,913)
Non-affiliates	311,969
Affiliate (Note 5)	11,354
TOTAL INVESTMENT INCOME	903,971

EXPENSES
Professional fees	247,655
12b-1 Distribution fees (Note 4)	158,127
Advisory fees (Note 5)	154,063
Shareholder servicing and accounting costs	122,570
Service fees (Note 4)	79,063
Administration fees	57,235
Board meeting expense	47,765
Custody fees	21,600
Directors fees and expenses	12,425
Federal and state registration fees	5,445
Other expenses	33,755
TOTAL EXPENSES	939,703

NET INVESTMENT LOSS	(35,732)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments
Non-affiliates	682,129
Affiliates (Note 5)	30,424
Net change in unrealized appreciation/depreciation on investments	4,434,854
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,147,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,111,675

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

OPERATIONS:
Net investment loss	$(35,732)	$(194,172)
Net realized gain (loss) on investments	712,553	(478,846)
Net change in unrealized appreciation/depreciation on investments	4,434,854	(4,132,885)
Net increase (decrease) in net assets from operations	5,111,675	(4,805,903)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	310,776	20,864,927
Payments for shares redeemed	(1,406,246)	(1,593,111)
Redemption fees	1,555	7
Net increase (decrease) in net assets from capital share transactions	(1,093,915)	19,271,823

TOTAL INCREASE IN NET ASSETS	4,017,760	14,465,920

NET ASSETS
Beginning of year	30,599,947	16,134,027

End of year (including accumulated net investment loss of $19,860 and $45,844 respectively)	$34,617,707	$30,599,947

CHANGE IN SHARES OUTSTANDING:
Shares sold	36,895	2,534,784
Shares redeemed	(167,417)	(153,689)
Net increase (decrease)	(130,522)	2,381,095
Beginning shares	3,714,093	1,332,998
Ending shares	3,583,571	3,714,093

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Financial Highlights

Year Ended December 31,
	2009		2008		2007		2006		2005

Per Share Data (for a share outstanding throughout the period):

Net asset value,
beginning of period	$8.24		$12.10		$11.89		$11.01		$10.47

Income from investment operations:
Net investment loss	(0.01)	(2)	(0.01)	(1)	(0.12)	(1)	(0.04)	(1)	(0.12)	(1)
Net realized and unrealized
gain (loss) on investments	1.43		(3.85)		0.33		0.92		0.72
Total from investment operations	1.42		(3.86)		0.21		0.88		0.60

Less distributions from net investment income	-		-		-		-		(0.06)

Net asset value, end of period	$9.66		$8.24		$12.10		$11.89		$11.01

Total return	17.23%		(31.90)%		1.77%		7.99%		5.69%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$34,618		$30,599		$16,134		$18,455		$19,416

Ratio of expenses to average net assets	2.97%		3.93%		3.51%		3.50%		3.10%

Ratio of net investment loss to average net assets	(0.11)%		(1.37)%		(0.95)%		(0.97)%		(0.69)%

Portfolio turnover rate	33.49%		19.95%		4.73%		26.09%		26.43%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2)	Net investment loss per share is calculated using average shares outstanding.
The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund is subject to expenses pursuant to service and distribution plans described in Note 4.  The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days.  The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded.  Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices.  Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors.  Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect on the Fund’s financial statements.

The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820)(formerly known as FASB 157) effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at December 31, 2009

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The investments whose values are based on quoted market prices in active market, and are therefore classified within level 1, include active listed domestic equities, including listed ADRs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and ADRs.

The following is a summary of the inputs used to value the Fund's (Portfolio's) net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$-	$631,337	$-	$631,337

Common Stocks	19,478,343	-	-	19,478,343

Exchange Traded Funds	3,166,648	-		3,166,648

Corporate Bonds	-	7,689,821	-	7,689,821

Foreign Government Bonds	-	-	735,299	735,299

Mortgage Backed Securities	-	667,182	-	667,182

Short-Term Investments	-	873,490	-	873,490

U.S. Government Agency Issues	-	1,223,401	-	1,223,401

U.S. Treasury Obligations	-	406,282	-	406,282

Total*	$22,644,991	$11,491,513	$735,299	$34,871,803

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended December 31, 2009
Fair Value as of 12/31/2008	$-
Total unrealized gain (losses) included in earnings	(12,488)
Net purchase (sales)	747,787
Fair Value as of 12/31/2009	$735,299

UTC North American Fund, Inc.
Notes to the Financial Statements (continued)
December 31, 2009

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815)(formerly known as FAS 161), effective November 15, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Fund does not maintain any positions in derivative instruments, and did not engage in hedging activities during the year ended December 31, 2009.

b)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements.  Actual results could differ from those estimates.

e)
Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars.  Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.  For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Other – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Bond premiums and discounts are amortized using the effective interest method.

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2009 were as follows:
	Purchase	Sales
U.S. Government	-	2,345,646
Other	22,374,832	5,361,688

At December 31, 2009, the Fund had accumulated capital loss carryforwards of $2,339,962. In prior years, the Fund had accumulated the following capital loss carryforwards:
Amount	Expiration
$413,844	2010
$244,113	2011
$1,112,247	2012
$569,758	2016
To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$31,324,283

Gross unrealized appreciation	$5,157,903
Gross unrealized depreciation	(1,566,455)
Net unrealized appreciation	$3,591,448

Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	$-

Other accumulated losses	(2,437,572)
Total accumulated earnings	$1,153,876

There were no distributions made by the Fund during the years ended December 31, 2009 and December 31, 2008.

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions as well as post-October losses.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had post-October losses of $19,860 and $77,750, for currency and capital respectively, for the fiscal year ended December 31, 2009.

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended December 31, 2009 undistributed net investment income was increased by $61,716, accumulated net realized losses were increased by $3,431,716, and additional paid-in capital was decreased by $3,493,432.

The permanent differences primarily relate to capital loss carryforward expiring, foreign currency adjustments, market discount and paydown reclass, adjustments upon sales of PFICs, REITs and net operating losses.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a "more likely than not" standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

UTC North American Fund, Inc.
Notes to the Financial Statements (continued)
December 31, 2009

Tax positions not deemed to meet the "more likely than not" threshold are recorded as a tax expense in the current year.

The Fund analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of December 31, 2009, tax years include the tax years ended December 31, 2006 through December 31, 2009. The Fund has no examination is progress. The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of these financial reporting rules resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2009. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will significantly change in the next twelve months.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

On February 18, 2009, the shareholders of the Fund voted to approve a new investment management agreement with UTC Fund Services, Inc. (the “Adviser”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation and an affiliate of the Fund.  The Fund executed the investment management agreement with the Adviser on February 26, 2009, and the Adviser began managing the Fund’s assets on March 1, 2009.  Prior to that time, Earnest Partners, LLC served as the investment adviser to the Fund. Under the Fund’s investment management agreement (the “New Agreement”), the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

The form of the New Agreement was approved by the Board, including a majority of those directors who were not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940), on December 1, 2008, and on January 6, 2009, the Board approved the change of investment adviser to the Adviser and called a Special Meeting of the shareholders of the Fund to vote on the New Agreement, among other things.

The New Agreement contains terms and conditions that are substantially identical to the prior investment management agreement (the “Old Agreement”) in all material respects. In particular, the compensation rate under the New Agreement, the duties of the investment adviser under the New Agreement and the term of the New Agreement are identical to the compensation rate under the Old Agreement, the duties of the investment adviser under the Old Agreement and the term of the Old Agreement, respectively.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund.  U.S. Bank, N.A. serves as Custodian for the Fund.

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain entities for personal service and/or maintenance of shareholder accounts.  Service fees are calculated up to 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares.  The Fund incurred service fees of $79,063 under this agreement during the year ended December 31, 2009.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended.  Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares of up to 0.50% of the average daily net assets of the Fund.  In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, formerly Chaconia Financial Services, Inc. (“CFS”), a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America.  For the year ended December 31, 2009, UTCFS and UTC earned $158,127.

5.	TRANSACTIONS WITH AFFILIATES

The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the UTC North American Fund.

	Share Balance at			Share Balance at
Name of Issuer	January 1, 2009	Purchases	Sales	December 31, 2009

Trinidad & Tobago Unit Trust Corporation - First Unit Scheme*	87,123	1,349**	88,472	-

Cost	$157,817	$ -	$157,817	$ -

*Dividends paid to the Fund during the year were $11,354. The Fund realized a gain of $30,424 as a result of the sale of 88,472 shares of the Trinidad and Tobago Unit Trust Corporation – First Unit Scheme.
** Dividend reinvested.

As of December 31, 2009, the Trinidad & Tobago Unit Trust Company (“TTUTC”) owned 72.08 percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the Fund.

For the year ended December 31, 2009 the Fund paid to UTC Fund Services, Inc., an affiliate of the Fund, $129,859*, $158,127, $79,063 and $47,765 for advisory, distributions fees, services fees and board meeting expense respectively.
*$24,204 was paid to the previous advisor.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

7.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

UTC North American Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of UTC North American Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of UTC North American Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI
February 25, 2010

UTC North American Fund, Inc.
Directors and Officers

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Jean P. Alexander Age: 51 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Executive Director, Caribbean American Centre of New York, a nonprofit organization serving NYC residents	1	None
Melania Haynes Age: 64 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Events Coordinator, Independent	1	None
Lucille Mair Age: 66 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Ajatta Mediratta Age: 44 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 7-08 to present; investment banker at Bear Stearns to 6-08	1	None
Gayle Daniel-Worrell* Age: 49 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Secretary and Interested Director	Indefinite, until successor elected; Since 2002	Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 6-04 to present; Marketing Manager, Trinidad and Tobago Unit Trust Corporation, 11-94 to 6-04	1	UTC Financial Services, USA, Inc. and UTC Fund Services, Inc.
Marlon Holder* Age: 50 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chairman and Interested Director	Indefinite, until successor elected; Since 2007	Executive Director, Trinidad and Tobago Unit Trust Corporation, 1-07 to present; Deputy CEO, First Citizens Bank, to 12-06	1	UTC Fund Services, Inc.

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Amoy Van Lowe* Age: 41 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer	Indefinite, until successor elected; Since December 2009
Chief Marketing Officer - Marketing & International Business, Trinidad & Tobago Unit Trust Corporation, 6-07 to present;
VP Marketing Ag., Telecommunications Services of Trinidad and Tobago TSTT), 10-06 to 5-07;
Head of Marketing Communications, TSTT, 1-06 to 10-06;
Manager, Marketing,
ANSA Merchant Bank Limited & TATIL, 6-05 to1-06;
Assistant Manager, 7 Product Development, Trinidad & Tobago Unit Trust Corporation, 7-02 to 5-05
				N/A	UTC Financial Services USA, Inc; UTC Fund Services, Inc.
Michelle Persad* Age: 41 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2008	Vice President, Treasury, Trinidad and Tobago Unit Trust Corporation, 7-07 to present; Portfolio Manager, Caribbean Court of Justice Trust Fund, 11-04 to 6-07	N/A	UTC Financial Services USA, Inc; UTC Fund Services, Inc.
Laura Alleyne* Age: 43 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chief Compliance Officer	Indefinite, until successor elected; Since February 2009	Chief Compliance Officer, UTC Fund Services, Inc., 3-09 to present; Marketing Officer, 12-06 to 2-09; Assistant Branch Manager, 2004 to 12-06; Supervisor, 1998-2004	N/A	None

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

UTC North American Fund, Inc.

Availability of Proxy Voting Information:  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:  The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Marlon Holder, Chairman
Gayle Daniel-Worrell, Director, Secretary
Jean P. Alexander, Director
Melania Haynes, Director
Lucille Mair, Director
Ajatta Mediratta, Director
Amoy Van Lowe, President
Michelle Persad, Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Annual Report Dated December 31, 2009

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive, principal financial officer and the principal accounting officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$40,000	$36,000
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$4,900
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PriceWaterhouseCoopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009	FYE 12/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 12/31/2008
Registrant	$5,000	$4,900
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By /s/Amoy Van Lowe
Amoy Van Lowe, President

Date March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Amoy Van Lowe
Amoy Van Lowe, President

Date March 8, 2010

By /s/Michelle Persad
Michelle Persad, Treasurer

Date March 8, 2010